A C N B C O R P O R A T I O N Investor Presentation Third Quarter of 2024 Nasdaq: ACNB investor.acnb.com

2 | Investor Presentation Important Information • ACNB Corporation (Nasdaq: ACNB) (“ACNB” or the “Corporation”) is the financial holding company for ACNB Bank (“ACNB Bank” or the “Bank”) and ACNB Insurance Services, Inc. (“ACNB Insurance Services,” “ACNB Insurance” or “Insurance Services”). • This presentation may contain forward-looking statements, including, but are not limited to, (a) projections or statements regarding future earnings, expenses, net interest income, other income, earnings or loss per share, asset mix and quality, growth prospects, capital structure, and other financial terms, (b) statements of plans and objectives of Management or the Board of Directors, and (c) statements of assumptions, such as economic conditions in the Corporation’s market areas. Such forward-looking statements can be identified by the use of forward-looking terminology such as “believes”, “expects”, “may”, “intends”, “will”, “should”, “anticipates”, or the negative of any of the foregoing or other variations thereon or comparable terminology, or by discussion of strategy. Forward-looking statements are subject to certain risks and uncertainties. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: short-term and long-term effects of inflation and rising costs on the Corporation, customers and the economy; legislative and regulatory changes; banking system instability caused by failures and continuing financial instability of certain banks which may adversely impact the Corporation and its securities and loan values, deposit stability, capital adequacy, financial condition, operations, liquidity, and results of operations; effects of governmental and fiscal policies, as well as legislative and regulatory changes; effects of new laws and regulations (including laws and regulations concerning taxes, banking, securities and insurance) and their application with which the Corporation and its subsidiaries must comply; impacts of the capital and liquidity requirements of the Basel III standards and any similar standards; effects of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Financial Accounting Standards Board and other accounting standard setters; ineffectiveness of the business strategy due to changes in current or future market conditions; future actions or inactions of the United States government, including the effects of short-term and long-term federal budget and tax negotiations and a failure to increase the government debt limit or a prolonged shutdown of the federal government; effects of economic conditions particularly with regard to the negative impact of any pandemics, epidemics or health-related crises and the responses thereto on the operations of the Corporation and current customers, specifically the effect of the economy on loan customers' ability to repay loans; effects of competition, and of changes in laws and regulations on competition, including industry consolidation and development of competing financial products and services; inflation, securities market and monetary fluctuations; risks of changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities, and interest rate protection agreements, as well as interest rate risks; difficulties in acquisitions and integrating and operating acquired business operations, including information technology difficulties; challenges in establishing and maintaining operations in new markets; effects of technology changes; effects of general economic conditions and more specifically in the Corporation's market areas; failure of assumptions underlying the establishment of reserves for credit losses and estimations of values of collateral and various financial assets and liabilities; acts of war or terrorism or geopolitical instability; disruption of credit and equity markets; ability to manage current levels of impaired assets; loss of certain key officers; ability to maintain the value and image of the Corporation's brand and protect the Corporation's intellectual property rights; continued relationships with major customers; and, potential impacts to the Corporation from continually evolving cybersecurity and other technological risks and attacks, including additional costs, reputational damage, regulatory penalties, and financial losses. We caution readers not to place undue reliance on these forward-looking statements. They only reflect Management’s analysis as of the filing date of the Form 8-K that this presentation was furnished to the Securities and Exchange Commission (“SEC”). Some of the factors that could cause the Corporation’s actual results to differ materially from those described in the forward-looking statements can be found in the Corporation’s most recent Annual Report on Form 10-K and most-recent Quarterly Report on Form 10-Q, which have been filed with the SEC and are available at investor.acnb.com. The Corporation does not revise or update these forward-looking statements to reflect events or changed circumstances. Please carefully review the risk factors described in other documents the Corporation files from time to time with the SEC, including the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q. Please also carefully review any Current Reports on Form 8- K filed by the Corporation with the Securities and Exchange Commission. • All ACNB Corporation, ACNB Bank and ACNB Insurance Services financial data referenced herein is provided by the Corporation. ACNB data for the most recent quarter (“MRQ”) and last twelve month (“LTM”) is for periods ending September 30, 2024. • All market-pricing data (Source: S&P Capital IQ Pro) is as of November 1, 2024. • To the extent that Corporation or Bank metrics presented herein are not financial measures under generally accepted accounting principles (“GAAP”), these non-GAAP metrics will be reconciled with comparable GAAP measures in the appendix to this presentation. Investor Presentation 3Q24

3 | Investor Presentation Corporate Profile Mid-Atlantic commercial bank holding company for ACNB Bank and ACNB Insurance Services, which serve businesses and communities in Pennsylvania and Maryland, including those in the Gettysburg region, its surrounding counties, and the Greater Baltimore area. Market-pricing data (Source: S&P Capital IQ Pro) is as of the date provided on p. 2. Ownership data (Source: S&P Capital IQ Pro) is most recent available; MRQ financial data. *Non-GAAP financial measure ; Refer to the calculation on the pages titled “Reconciliation of Non- GAAP Measures” at the end of this presentation. Source: Company data from public filings and internal documents. Offices in PA’s Adams, Cumberland, Franklin, Lancaster and York counties and MD’s Baltimore, Carroll, Frederick and Harford counties Ticker Nasdaq: ACNB Total assets $2.4B Total loans $1.7B Market capitalization $356M Float ~95% Average daily volume (3-mo) ~15K Common shares outstanding 8.55M Institutional ownership ~34% Insider ownership ~5% Price/EPS (LTM) 12.10x Price/Book Value Per Share 1.16x Price/Tangible Book Value Per Share* 1.39x Dividend Yield 3.07% Share Price - 11/1/2024 $41.64 52-week high $48.55 52-week low $30.24 ROAA (MRQ) 1.17% ROAE (MRQ) 9.63% FTE NIM (MRQ) 3.77%

4 | Investor Presentation Experienced Management Team • Proven management team with many years of experience • Approximately 250 years of combined experience Commercially Focused Loan Portfolio • Commercial loans/total loans* ratio of approximately 70% • Average commercial loan yield of 5.62%* • Attractive PA and MD growth markets Stable and Low-Cost Deposit Base • 165+ year-old bank with loyal customer base and leading market share in its core PA markets • Strong presence in affluent and dynamic MD markets • 0.92% cost of interest bearing deposits • Non-interest bearing demand deposits are approximately 26% of the deposit portfolio Commitment to Noninterest Income to Diversify Revenue • ~24.5% noninterest income to revenues†† driven by insurance services and wealth management • ~$695 million in assets under management or administration in wealth management Focus on Expense management to Create Efficiencies and Support Investments into Improving Customer Experience • ~18% reduction in net branch count since December 31, 2020 to 27 locations • Undertaking enterprise modernization and digital transformation Strong Profitability in Tough Operating Environment • 1.17% return on average assets (“ROAA”) and 9.63% return on average equity (“ROAE”) Actively Managing Strong Capital Position • Strong capital position provides flexibility to return capital to shareholders and fund prudent growth of the bank • 10.74% tangible common equity/tangible assets†† and regulatory ratios well above internal minimums • Recently announced strategic acquisition of Traditions Bancorp, Inc. Stable Asset Quality • 0.39% NPLs/loans • 0.01% NCOs/avg. loans • 1.03% allowance/loans and 262% allowance/NPLs Attractive Entry Point for ACNB Stock • Price to tangible book value per share†† of 139% • Dividend yield** of 3.1% Investment Highlights * C&I, CRE, multifamily, farm and construction and development loans as percentage of total loans. Yield is on a fully taxable equivalent. †† Non-GAAP financial measure ; Refer to the calculation on the pages titled “Reconciliation of Non-GAAP Measures” at the end of this presentation. ** The Corporation’s common stock dividend declared in the MRQ, annualized, as a percentage of ACNB Corporation’s closing share as of date provided on p. 2. Financial data as of or for the three months ending 9/30/24; Market-pricing data (Source: S&P Capital IQ Pro) is as of the date provided on p. 2. Source: Company data from public filings and internal documents.

5 | Investor Presentation Experienced Management Team James P. Helt President & Chief Executive Officer . 35 years In financial services 16 years At ACNB Mark Blacksten EVP, Maryland Market President 34 years In financial services 1 year At ACNB Brett D. Fulk EVP, Chief Strategy Officer 33 years In financial services 2 years At ACNB Laurie A. Laub EVP, Chief Credit & Operations Officer 22 years In financial services 19 years At ACNB Douglas A. Seibel EVP, Chief Lending and Revenue Officer 42 years In financial services 16 years At ACNB Jason H. Weber EVP, Treasurer & Chief Financial Officer 26 years In financial services 2 years At ACNB Kevin J. Hayes SVP, General Counsel, Secretary and Chief Governance Officer 12 years In legal services 8 years At ACNB Emily E. Berwager SVP, Human Resources Manager . 25 years In human resources 4 years At ACNB 21 years In financial services 1 year At ACNB Andrew Bradley SVP, Chief Risk Officer

6 | Investor Presentation ~70% Commercial† Commercially Focused Loan Portfolio • 206.4% CRE loans/total RBC* • 25.0% construction loans/total RBC* • 38.3% owner-occupied/total CRE, multifamily and farm • 5.62% average yield on commercial loans** • Long-term growth opportunities o Frederick, MD, Lancaster and York, PA o Enhanced incentives for producers o Active recruitment of new loan officers o Streamlined approval and closing process All dollar amounts in thousands and balances at period end, with Commercial and Industrial (“C&I”) loan amounts excluding PPP loans. * CRE and construction and development loans, as defined in regulatory guidance, as a % of risk-based capital, at MRQ end. ** MRQ. Yield is on a fully taxable equivalent. † C&I , CRE, multifamily, farm and construction and development loans as percentage of total loans. $1.7BN Total loans MRQ end Source: Company data from public filings and internal documents. $181,438 $161,025 $178,905 $148,833 $148,907 $744,626 $786,255 $821,691 $898,708 $957,904 $59,251 $52,450 $83,283 $84,340 $75,953 $985,315 $999,730 $1,083,879 $1,131,881 $1,182,764 2020 2021 2022 2023 MRQ 9% 57% 5% 29% C&I, ex PPP CRE, Multifamily & Farm C&D Other

7 | Investor Presentation Stable and Low-Cost Deposit Base • 9.2% of bank deposits associated with top 20 unrelated relationships • ~81.0% of all bank deposits FDIC insured and/or collateralized o Average deposit account balance <$25,000 • ~59.5% deposit market share in Adams County and strong market presence in surrounding communities drives attractive funding profile • ~4.8% deposit market share in MD’s Frederick and Carroll counties o US top-65 most-affluent counties, each with median HH income > $110K† o Growth opportunities throughout Greater Baltimore • Strong deposit profile o Non-interest bearing demand deposits totaled ~$464 million and accounted for approximately 25.9% of the deposit portfolio o 0.92% cost of interest bearing deposits for the MRQ o 93.6% loan-to-deposit ratio All market share data from 6/30/24 FDIC Summary of Deposits annual report, according to S&P Capital IQ Pro; All other figures as of MRQ end. * Core deposits include all deposits except CDs ≥$250,000. † 2024 median household income by county, according to data from S&P Capital IQ Pro. 97.5% Core* $1.8BN Total Deposits MRQ end 85.7% Non-CD Source: Company data from public filings and internal documents. 60% 26% 12% 3% Savings, interest checking and money market Non-interest bearing CDs <$250K CDs ≥$250K

8 | Investor Presentation Commitment to Noninterest Income to Diversify Revenue • Linked quarter increase driven primarily by increases in wealth management income driven by higher estate income, other income driven by annual check ordering incentives and gains from mortgage loans held for sale driven by higher volume of mortgages sold • Year-over-year increase driven primarily by increases in wealth management driven primarily by portfolio market appreciation, estate income and new business generation, Insurance commissions driven primarily by growth in commissions on policy renewals and new business and gains from mortgage loans held for sale driven by higher volume of mortgages sold $6.8MN Noninterest income MRQ Source: Company data from public filings and internal documents. 1 .6% $000s 3Q23 2Q24 3Q24 Insurance commissions $2,629 $2,747 $2,787 Service charges on deposits $1,000 $1,021 $1,048 Wealth management $953 $1,069 $1,188 Gain from mortgage loans held for sale $0 $34 $112 Earnings on investment in bank-owned life insurance $473 $493 $503 ATM debit card transactions $845 $841 $828 Other $397 $222 $367 Total noninterest income $6,297 $6,427 $6,833

9 | Investor Presentation Fee-Generating Offerings All dollar amounts in thousands. * Income from fiduciary, investment management and brokerage activities. ** Non-GAAP financial measure ; Refer to the calculation on the pages titled “Reconciliation of Non-GAAP Measures” at the end of this presentation. In su ra n ce W e al th To ta l N o n in te re st In co m e $6,339 $6,165 $6,151 $8,307 $9,319 $47,735 $47,943 $46,508 $52,994 $61,180 2019 2020 2021 2022 2023 Insurance commissions Gross premium volume $2,469 $2,672 $3,169 $3,160 $3,644 $389,000 $436,700 $537,800 $518,800 $639,400 2019 2020 2021 2022 2023 Wealth management fees* AUM/AUA (period-end) $17,902 $20,283 $22,236 $21,918 $23,330 23.15% 21.73% 23.79% 20.81% 20.90% 2019 2020 2021 2022 2023 Total noninterest income Total noninterest income/revenue** Source: Company data from public filings and internal documents.

10 | Investor Presentation Focus on Expense Management * Non-GAAP financial measure ; Refer to the calculation on the pages titled “Reconciliation of Non-GAAP Measures” at the end of this presentation. • Year-over-year increase driven primarily by an increase in merger-related and salaries and employee benefits expenses; The increase in merger-related expense was driven primarily by professional service expenses incurred for the Traditions acquisition; Salaries and employee benefits expense increase driven primarily by $682 thousand in higher employee health insurance expense and $273 thousand higher base wages • Linked quarter increase driven primarily by an increase in merger-related and salaries and employee benefits expenses; Salaries and employee benefits expense increase driven primarily by $519 thousand in higher employee health insurance expense Source: Company data from public filings and internal documents. 56.97% 58.61% 60.56% 3Q23 2Q24 3Q24 Consolidated efficiency ratio* $000s 3Q23 2Q24 3Q24 Salaries and employee benefits $10,069 $10,426 $11,017 Net occupancy $942 $991 $945 Equipment $1,554 $1,570 $1,698 Other tax $323 $356 $360 Professional services $617 $529 $409 Supplies and postage $229 $183 $236 Marketing and corporate relations $159 $88 $99 FDIC and regulatory $388 $348 $365 Intangible assets amortization $352 $315 $304 Merger-related $0 $23 $1,137 Other $1,703 $1,562 $1,674 Total noninterest expense $16,336 $16,391 $18,244

11 | Investor Presentation Branch Network Productivity • ~18% reduction in net branch count since the end of 2020 to 27 locations o Consolidated eight full-service locations since the end of 2020, including six in 2022 • Opened one new full-service location in 2022 o New floorplan designed to support sales, advisory services and complex transactions that customers often prefer to address in person • Continuous optimization of branch network o Traffic, productivity and profitability will inform ongoing consolidation decisions • Supplementing branch network with commercial teams in cost-effective LPOs and limited service office o Baltimore County, MD o Lancaster County, PA o York County, PA Source: Company data from public filings and internal documents. $66,228 $78,271 $84,576 $71,608 $66,345 2020 2021 2022 2023 MRQ Deposits per Branch Period End ($ in 000’s)

12 | Investor Presentation Strong Profitability in Tough Operating Environment • 3Q24 impacted by approximately $1.1 million in merger-related expense due to the pending acquisition of Traditions Bancorp, Inc. • 2Q24 impacted by approximately $3.2 million reversal of the provision for credit losses and unfunded commitments R O A A R O A E N IM EP S Source: Company data from public filings and internal documents. 1.52% 0.68% 1.12% 1.86% 1.17% 2Q23 3Q23 4Q23 1Q24 3Q24 Return on Average Assets 13.84% 6.09% 9.76% 16.12% 9.63% 3Q23 4Q23 1Q24 2Q24 3Q24 Return on Average Equity 4.01% 3.93% 3.77% 3.82% 3.77% 2Q23 3Q23 4Q23 1Q24 3Q24 FTE Net Interest Margin $1.06 $0.48 $0.80 $1.32 $0.84 3Q23 4Q23 1Q24 2Q24 3Q24 Diluted Earnings Per Share

13 | Investor Presentation Actively Managing Strong Capital Position • Practices reflect ACNB’s ongoing and long-term commitment to maximizing shareholder value o Repurchased 67,908 common shares since the end of 2022 o Increased dividend to $0.32 in 3Q24 from $0.28 in 3Q23 • Disciplined acquisition strategy o Compatible cultures o In or adjacent to current markets o Accretive to EPS in year one o Conservative TBV earnback o IRR greater than target’s cost of capital * Non-GAAP financial measure ; Refer to the calculation on the pages titled “Reconciliation of Non-GAAP Measures” at the end of this presentation. ** The Corporation’s common stock dividend declared in 3Q24, annualized, as a percentage of ACNB Corporation’s closing share as of date provided on p. 2. † The Corporation’s common stock dividend paid in MRQ, as a percentage of MRQ earnings per share. Source: Company data from public filings and internal documents. 61,066 6,842 187,667 2023 YTD MRQ end Shares repurchased Remaining repurchase authority 10.74% 12.46% 16.07% 16.36% 18.15% 5.0% 7.0% 8.5% 10.5% TCE/TA* Tier 1 Leverage Common Tier 1 Tier 1 Risk-Based Total Risk Based Capital Ratios (MRQ end) Corp Internal Minimums 3.07% 38.10% 14.29% $0.04 $0.32 Dividend yield** Dividend payout ratio † 3Q24 increase in regular quarterly cash dividend from 3Q23 Quarterly cash dividend

14 | Investor Presentation Strategic Acquisition of Traditions Bancorp, Inc. In-Market Combination Strengthening York Franchise • Strategic in-market combination, enhancing ACNB’s presence in South-Central, PA • Creates the largest community bank in Pennsylvania with less than $5 billion in total assets⁽¹⁾ • Enhances ACNB’s presence in York county, increasing its deposit market share from 2.5% to 9.3%, the 2nd largest amongst community banks with less than $25 billion in total assets(2) and expands ACNB’s branch footprint into neighboring Lancaster county • Continues execution of ACNB’s multi-year strategic plan for inorganic growth while bolstering potential for future organic growth • Traditions’ mortgage banking unit complements ACNB’s existing insurance and wealth management sources of non-interest income, providing future revenue and loan growth Financially Accretive to All Shareholders • Financially compelling transaction • Pro forma Assets of $3.3 billion, Gross Loans of $2.4 billion and Deposits of $2.6 billion • Immediate realization of substantial earnings per share accretion; ~29.1% in 2025 and ~29.6% in 2026 • Tangible book value dilution of approximately 9.2% with a conservative tangible book value earnback period of approximately 2.25 years • Pro forma capital levels remain well in excess of internal minimums and those required to be categorized as well capitalized by our regulators • Internal rate of return (“IRR”) greater than 15% • Balance sheet optimization and additional revenue synergies identified but not modeled Low-Risk Transaction • Low integration and execution risk, reflecting a shared operational philosophy driven by a commitment to clients, community, employees and shareholders • Significant cultural alignment, allowing ACNB to further its franchise value focused on a commitment to community banking • Thorough due diligence completed, complemented by ACNB’s prior M&A experience • ACNB and Traditions utilize the same core processor, making for a seamless anticipated integration process • Responsible credit practices evidenced by a history of strong asset quality metrics 14 1) Financial data as of the most recently available quarter. 2) Includes banks with less than $25B in total assets as of the most recently available quarter. Note: Deposit market share information as of June 30, 2023.Source: 8K filed on 7/24/2024.

15 | Investor Presentation Ample Liquidity Position • Actively monitoring, managing and projecting our liquidity needs to minimize our liquidity risk o Liquidity monitored daily • Stable, durable and relationship-based core deposits continue to be ACNB Bank’s primary source of liquidity o 93.6% loan/deposit ratio o 13.9% unencumbered securities, cash and cash equivalents/assets ratio • ACNB’s banking subsidiary could borrow approximately $920.1 million from the FHLB of which approximately $684.0 million was available at 9/30/24 • Fed Funds line capacity at ACNB’s banking subsidiary was $192.0 million of which the full amount was available at 9/30/24 • ACNB’s banking subsidiary could borrow approximately $65.1 million from the Discount Window of which the full amount was available at 9/30/24 Source: Company data from public filings and internal documents. 75.4% 60.6% 70.0% 87.4% 93.6% 17.7% 29.1% 17.1% 14.5% 13.9% 12/31/20 12/31/21 12/31/22 12/31/23 MRQ end Loans/Deposits Unencumbered Securities, Cash & Cash Equivalents /Assets

16 | Investor Presentation Stable Asset Quality • Committed to sound credit risk management, including conservative and disciplined underwriting practices, timely credit administration process and proactive customer relationship management • Linked quarter increase in non-performing loans to total loans was the result of one long-standing commercial relationship in the healthcare industry, comprised of both owner-occupied commercial real estate and commercial and industrial loans All dollar amounts in thousands; non-performing loans consist of nonaccrual loans and 90+ days past due and still accruing. * NCOs annualized. Source: Company data from public filings and internal documents. $3,594 $4,173 $3,935 $3,136 $6,571 0.22% 0.26% 0.24% 0.19% 0.39% 3Q23 4Q23 1Q24 2Q24 3Q24 Non-Performing Loans NPLs/Loans $134 $81 $20 $20 $29 0.03% 0.02% 0.00% 0.00% 0.01% 3Q23 4Q23 1Q24 2Q24 3Q24 Net Charge Offs NCOs*/Average Loans $19,264 $19,969 $20,172 $17,162 $17,214 1.19% 1.23% 1.21% 1.02% 1.03% 3Q23 4Q23 1Q24 2Q24 3Q24 Allowance for Credit Losses Allowance/Loans 536% 479% 513% 547% 262% Allowance/NPLs

17 | Investor Presentation Appendix

18 | Investor Presentation $744,626 $786,255 $821,691 $898,708 $957,904 $181,438 $161,025 $178,905 $148,833 $148,907 $59,251 $52,450 $83,283 $84,340 $75,953 $104,610 $92,763 $84,142 $91,034 $85,084 $407,025 $348,868 $359,378 $395,482 $400,710$18,541 $1,648,818 $1,470,620 $1,538,733 $1,628,268 $1,678,192 2020 2021 2022 2023 MRQ PPP 1-4 family HELOC Consumer C&D C&I, ex PPP CRE, Multifamily & Farm ~70% Commercial* Diversified Loan Portfolio • Average loan balance ~$171k as of 9/30/24 • Average Commercial* loan balance ~$366k as of 9/30/24 All dollar amounts in thousands and balances at period end, with commercial and industrial (C&I) loan amounts excluding PPP loans. * C&I , CRE, multifamily, farm and construction and development loans as percentage of total loans. $1.7BN Total loans MRQ end $138,717 Source: Company data from public filings and internal documents. 9% 57% 5% 5% 24% 1%

19 | Investor Presentation Apartments 6.4% Hotel/Motel/B&B 9.8% Office Complex 10.1% Rental Units - Retail/Mixed Use/Commercial 14.9% Other Real Estate 5.1% Strip Mall 4.1% Warehouse 5.5% Restaurant 3.2% Farming 5.9% Retail 2.8% Manufacturers 4.6% Non-Profit 4.5% Service Industry 6.4% Other 16.7% CRE Breakdown Includes multifamily and farm; MRQ. (1) Constitutes over 40 loan categories that do not fit into the categories presented. 1 Source: Company data from public filings and internal documents.

20 | Investor Presentation This presentation contains financial measures determined by methods other than in accordance with accounting principles generally accepted in the United States (GAAP). The Corporation has presented the following non-GAAP financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporations' results of operations and financial condition. Please note that although non-GAAP financial measures provide useful insight to analysts, investors and regulators, they should not be considered in isolation or relied upon as a substitute for analysis using GAAP financial measures. Reconciliation of Non-GAAP Measures 20

21 | Investor Presentation Reconciliation of Non-GAAP Measures 21 Source: Company data from public filings and internal documents. $ in 000's, except per share amounts 9/30/2023 12/31/2023 3/31/2024 6/30/2024 9/30/2024 Tangible book value per share Stockholders' equity $255,638 $277,461 $279,920 $289,331 $306,755 Less: Goodwill and intangible assets ($53,619) ($53,267) ($52,946) ($52,631) ($52,327) Tangible common stockholders’ equity (numerator) $202,019 $224,194 $226,974 $236,700 $254,428 Shares outstanding, less unvested shares, end of period (denominator) 8,488,446 8,478,460 8,501,137 8,507,191 8,510,187 Tangible book value per share $23.80 $26.44 $26.70 $27.82 $29.90 Tangible common equity to tangible assets (TCE/TA Ratio) Stockholders' equity $255,638 $277,461 $279,920 $289,331 $306,755 Less: Goodwill and intangible assets ($53,619) ($53,267) ($52,946) ($52,631) ($52,327) Tangible common stockholders’ equity (numerator) $202,019 $224,194 $226,974 $236,700 $254,428 Total assets $2,388,522 $2,418,847 $2,414,288 $2,457,753 $2,420,914 Less: Goodwill and intangible assets ($53,619) ($53,267) ($52,946) ($52,631) ($52,327) Total tangible assets (denominator) $2,334,903 $2,365,580 $2,361,342 $2,405,122 $2,368,587 Tangible common equity to tangible assets (TCE/TA Ratio) 8.65% 9.48% 9.61% 9.84% 10.74% Three Months Ended,

22 | Investor Presentation Reconciliation of Non-GAAP Measures 22 Source: Company data from public filings and internal documents. $ in 000's 9/30/2023 12/31/2023 3/31/2024 6/30/2024 9/30/2024 Efficiency Ratio Non-interest expense $16,336 $17,173 $17,662 $16,391 $18,244 Less: Intangible amortization $352 $352 $321 $315 $304 Less: Merger related expense $0 $0 $0 $23 $1,137 Non-interest expense (numerator) $15,984 $16,821 $17,341 $16,053 $16,803 Net interest income $21,745 $21,493 $20,593 $20,964 $20,942 Plus: Total non-interest income $6,297 $970 $5,667 $6,427 $6,833 Less: Net (losses) gains on sales or calls of securities $0 ($4,501) $69 $0 $0 Less: Net (losses) gains on equity securities ($27) $40 ($10) $1 $28 Less: Gain on assets held for sale $14 $0 $0 $0 $0 Total revenue (denominator) $28,055 $26,924 $26,201 $27,390 $27,747 Efficiency ratio 56.97% 62.48% 66.18% 58.61% 60.56% Noninterest income/revenue Noninterest Income $6,297 $970 $5,667 $6,427 $6,833 Less: Net (losses) gains on sales or calls of securities $0 ($4,501) $69 $0 $0 Less: Net (losses) gains on equity securities ($27) $40 ($10) $1 $28 Less: Gain on assets held for sale $14 $0 $0 $0 $0 Noninterest Income (Numerator) $6,310 $5,431 $5,608 $6,426 $6,805 Net Interest Income $21,745 $21,493 $20,593 $20,964 $20,942 Plus: Noninterest Income $6,310 $5,431 $5,608 $6,426 $6,805 Revenue (Denominator) $28,055 $26,924 $26,201 $27,390 $27,747 Noninterest income/revenue 22.49% 20.17% 21.40% 23.46% 24.53% Three Months Ended,

23 | Investor Presentation Reconciliation of Non-GAAP Measures 23 Source: Company data from public filings and internal documents. $ in 000's 2019 2020 2021 2022 2023 Noninterest income/revenue Noninterest Income $18,169 $20,090 $22,776 $21,807 $18,445 Less: Gain on life insurance proceeds $0 $0 $101 $0 $0 Less: Net (losses) gains on sales or calls of securities $0 $0 $0 ($234) ($5,240) Less: Net (losses) gains on equity securities $267 ($193) $439 ($298) $18 Less: Gain on assets held for sale $0 $0 $0 $0 $337 Less: Net gains on sale of low income housing partnership $0 $0 $0 $421 $0 Noninterest Income (Numerator) $17,902 $20,283 $22,236 $21,918 $23,330 Net Interest Income $59,418 $73,068 $71,244 $83,425 $88,320 Plus: Noninterest Income $17,902 $20,283 $22,236 $21,918 $23,330 Revenue (Denominator) $77,320 $93,351 $93,480 $105,343 $111,650 Noninterest income/revenue 23.15% 21.73% 23.79% 20.81% 20.90% Years Ended December 31,

24 | Investor Presentation ACNB Corporation Investor Relations Contact Jason H. Weber Executive Vice President, Treasurer & Chief Financial Officer ACNB Corporation 16 Lincoln Square Gettysburg, PA 17325 investor.relations@acnb.com 717-339-5090 Investor Presentation